Exhibit 99.2  Unaudited Supplemental Financial Information

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

                             THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                         CONSOLIDATED BALANCE SHEETS
                            (dollar amounts in thousands, except per share amounts)


                                                                     May 3, 2003       Feb. 1, 2003*        May 4, 2002
------------------------------------------------------------------------------------------------------------------------
                                                                     (Unaudited)
ASSETS
 Current Assets:
   Cash and cash equivalents                                          $   81,189          $   42,770         $   23,241
   Accounts receivable, net                                               19,275              17,916             19,315
   Merchandise inventories                                               521,957             488,882            529,666
   Prepaid expenses                                                       38,098              43,746             27,314
   Deferred income taxes                                                  16,170              13,723             15,510
   Other                                                                  56,254              56,687             47,304
   Assets held for disposal                                                    -               1,146             12,492
------------------------------------------------------------------------------------------------------------------------
      Total Current Assets                                               732,943             664,870            674,842
------------------------------------------------------------------------------------------------------------------------
 Property and Equipment-at cost:
   Land                                                                  279,109             279,109            276,908
   Buildings and improvements                                            937,854             936,770            923,002
   Furniture, fixtures and equipment                                     611,956             604,531            586,245
   Construction in progress                                               22,059              19,450             11,493
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                                                                       1,850,978           1,839,860          1,797,648
   Less accumulated depreciation and amortization                        772,416             751,823            696,736
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      Total Property and Equipment - Net                               1,078,562           1,088,037          1,100,912
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 Other                                                                    46,187              47,003             15,980
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Total Assets                                                          $1,857,692          $1,799,910         $1,791,734
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LIABILITIES AND STOCKHOLDERS' EQUITY
 Current Liabilities:
   Accounts payable                                                   $  244,844          $  200,053         $  212,431
   Accrued expenses                                                      257,367             232,255            222,612
   Current maturities of long-term debt and obligations
     under capital leases                                                151,317             101,882            124,568
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      Total Current Liabilities                                          653,528             534,190            559,611
------------------------------------------------------------------------------------------------------------------------
 Long-term debt and obligations under capital leases,
   less current maturities                                               326,158             375,577            510,909
 Convertible long-term debt                                              150,000             150,000                  -
 Other long-term liabilities                                              25,427              25,156             23,948
 Deferred income taxes                                                    60,601              60,663             64,311
 Deferred gain on sale leaseback                                           4,329               4,332              4,418
 Commitments and Contingencies
 Stockholders' Equity:
   Common Stock, par value $1 per share:
     Authorized 500,000,000 shares; Issued 63,910,577 shares              63,911              63,911             63,911
   Additional paid-in capital                                            177,244             177,244            177,292
   Retained earnings                                                     617,798             630,847            611,871
   Accumulated other comprehensive loss                                     (151)               (151)                 -
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                                                                         858,802             871,851            853,074

 Less cost of shares in treasury - 10,027,422 shares,
   10,070,729 shares and 10,236,626 shares                               161,889             162,595            165,273
 Less cost of shares in benefits trust - 2,195,270 shares                 59,264              59,264             59,264
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      Total Stockholders' Equity                                         637,649             649,992            628,537
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Total Liabilities and Stockholders' Equity                            $1,857,692          $1,799,910         $1,791,734
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* Taken from the audited financial statements at February 1, 2003.

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                          THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                CONSOLIDATED STATEMENTS OF OPERATIONS
                       (dollar amounts in thousands, except per share amounts)
                                              UNAUDITED


                                                                         Thirteen weeks ended
                                                         ----------------------------------------------------
                                                                May 3, 2003                  May 4, 2002
                                                         ----------------------       -----------------------
                                                                Amount  % Sales              Amount  % Sales
-------------------------------------------------------------------------------------------------------------
Merchandise Sales                                            $ 425,515     80.4           $ 453,771     81.2
Service Revenue                                                103,700     19.6             105,202     18.8
-------------------------------------------------------------------------------------------------------------
Total Revenues                                                 529,215    100.0             558,973    100.0
-------------------------------------------------------------------------------------------------------------
Costs of Merchandise Sales                                     300,349     70.6             318,763     70.2
Costs of Service Revenue                                        78,061     75.3              78,275     74.4
-------------------------------------------------------------------------------------------------------------
Total Costs of Revenues                                        378,410     71.5             397,038     71.0
-------------------------------------------------------------------------------------------------------------
Gross Profit from Merchandise Sales                            125,166     29.4             135,008     29.8
Gross Profit from Service Revenue                               25,639     24.7              26,927     25.6
-------------------------------------------------------------------------------------------------------------
Total Gross Profit                                             150,805     28.5             161,935     29.0
-------------------------------------------------------------------------------------------------------------
Selling, General and Administrative Expenses                   151,842     28.7             129,782     23.2
-------------------------------------------------------------------------------------------------------------
Operating (Loss) Profit                                         (1,037)    (0.2)             32,153      5.8
Non-operating Income                                             1,050      0.2                 823      0.1
Interest Expense                                                10,701      2.0              11,781      2.1
-------------------------------------------------------------------------------------------------------------
(Loss) Earnings Before Income Taxes and Cumulative
  Effect of Change in Accounting Principle                     (10,688)    (2.0)             21,195      3.8

Income Tax (Benefit) Expense                                    (3,955)    37.0               7,630     36.0
-------------------------------------------------------------------------------------------------------------
(Loss) Earnings Before Cumulative Effect of Change
  in Accounting Principle                                       (6,733)    (1.3)             13,565      2.4

Cumulative Effect of Change in Accounting Principle             (2,484)    (0.4)                  -      0.0
-------------------------------------------------------------------------------------------------------------
Net (Loss) Earnings                                             (9,217)    (1.7)             13,565      2.4

Retained Earnings, beginning of period                         630,847                      601,944
Cash Dividends                                                   3,487                        3,473
Dividend Reinvestment Plan                                         274                            -
Effect of Stock Options                                             71                          165
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Retained Earnings, end of period                             $ 617,798                    $ 611,871
-------------------------------------------------------------------------------------------------------------
Basic (Loss) Earnings Per Share:
  Before Cumulative Effect of Change in
    Accounting Principle                                     $    (.13)                   $     .26

  Cumulative Effect of Change in
    Accounting Principle                                          (.05)                           -
-------------------------------------------------------------------------------------------------------------
Basic (Loss) Earnings Per Share                              $    (.18)                   $     .26
-------------------------------------------------------------------------------------------------------------
Diluted (Loss) Earnings Per Share:
  Before Cumulative Effect of Change in
    Accounting Principle                                     $    (.13)                   $     .26

  Cumulative Effect of Change in
    Accounting Principle                                          (.05)                           -
-------------------------------------------------------------------------------------------------------------
Diluted (Loss) Earnings Per Share                            $    (.18)                   $     .26
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Cash Dividends Per Share                                     $   .0675                    $   .0675
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                                         THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                               CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                   (dollar amounts in thousands)
                                                             UNAUDITED



Thirteen Weeks Ended                                                          May 3, 2003          May 4, 2002
---------------------------------------------------------------------------------------------------------------
Cash Flows from Operating Activities:
     Net (Loss) Earnings                                                        $  (9,217)           $  13,565
     Adjustments to Reconcile Net Earnings to Net Cash
       Provided by Operating Activities:
        Depreciation and amortization                                              18,716               20,383
        Cumulative effect of change in accounting principle, net of tax             2,484                    -
        Accretion of asset disposal obligation                                         53                    -
        Deferred income taxes                                                      (2,508)                 594
        Deferred gain on sale leaseback                                                (3)                 (26)
        Loss on assets held for disposal                                               16                1,312
        (Gain) Loss from sale of assets                                              (725)                 160
     Changes in Operating Assets and Liabilities:
        Decrease in accounts receivable, prepaid expenses and other                 5,538               17,972
        Increase in merchandise inventories                                       (33,075)             (10,193)
        Increase (Decrease) in accounts payable                                    44,791               (3,654)
        Increase in accrued expenses                                               21,862                5,219
        Increase in other long-term liabilities                                       271                   68
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     Net Cash Provided by Operating Activities                                     48,203               45,400
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Cash Flows from Investing Activities:
     Capital expenditures                                                          (8,565)              (4,706)
     Proceeds from sales of assets                                                  1,891                2,940
---------------------------------------------------------------------------------------------------------------
     Net Cash Used in Investing Activities                                         (6,674)              (1,766)
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Cash Flows from Financing Activities:
     Net borrowings (payments) under line of credit agreements                     10,631              (25,620)
     Payments on capital lease obligations                                           (112)                   -
     Reduction of long-term debt                                                  (10,503)              (7,936)
     Dividends paid                                                                (3,487)              (3,473)
     Proceeds from exercise of stock options                                           39                  319
     Proceeds from dividend reinvestment plan                                         322                  336
---------------------------------------------------------------------------------------------------------------
     Net Cash Used in Financing Activities                                         (3,110)             (36,374)
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Net Increase in Cash                                                               38,419                7,260
Cash and Cash Equivalents at Beginning of Period                                   42,770               15,981
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Cash and Cash Equivalents at End of Period                                      $  81,189            $  23,241
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                                  THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                 COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE
                                         (in thousands, except per share data)
                                                       UNAUDITED


                                                                Thirteen weeks ended
                                                        -----------------------------------
                                                           May 3, 2003         May 4, 2002
                                                        --------------      ---------------
(a)  Net (loss) earnings before cumulative effect            $ (6,733)            $ 13,565
       of change in accounting principle

     Adjustment for interest on convertible senior
       notes, net of income tax effect                               -                   -
-------------------------------------------------------------------------------------------
(b)  Adjusted net (loss) earnings before cumulative
       effect of change in accounting principle              $ (6,733)            $ 13,565
-------------------------------------------------------------------------------------------

(c)  Average number of common shares outstanding
       during period                                           51,652               51,445

     Common shares assumed issued upon conversion of
       convertible senior notes                                     -                    -

     Common shares assumed issued upon exercise
       of dilutive stock options, net of assumed
       repurchase, at the average market price                      -                1,163
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(d)  Average number of common shares assumed
       outstanding during period                               51,652               52,608
-------------------------------------------------------------------------------------------
Basic (loss) earnings per share:

     Before cumulative effect of change in
       accounting principle (a/c)                            $   (.13)            $    .26

     Cumulative effect of change in
       accounting principle                                      (.05)                   -
-------------------------------------------------------------------------------------------
Basic (loss) earnings per share                              $   (.18)            $    .26
-------------------------------------------------------------------------------------------
Diluted (loss) earnings per share:

     Before cumulative effect of change in
       accounting principle (b/d)                            $   (.13)            $    .26

     Cumulative effect of change in
       accounting principle                                      (.05)                   -
-------------------------------------------------------------------------------------------
Diluted (loss) earnings per share                            $   (.18)            $    .26
-------------------------------------------------------------------------------------------

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                                 THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                                ADDITIONAL INFORMATION
                                            (dollar amounts in thousands)
                                                      UNAUDITED




                                                          Thirteen weeks ended
                                                  ------------------------------------
                                                     May 3, 2003          May 4, 2002
                                                  ---------------      ---------------
 Capital expenditures                              $       8,565        $       4,706

 Depreciation and amortization                     $      18,716        $      20,383

 Non-operating income:
     Net rental revenue                            $         872        $         689
     Investment income                                       138                  136
     Other income (expense)                                   40                   (2)
                                                   --------------       --------------
                  Total                            $       1,050        $         823
                                                   ==============       ==============

 Comparable store sales percentages:
     Merchandise                                            (6.3)%                2.4%
     Service                                                (1.6)                (3.2)
     Total                                                  (5.4)                 1.3


Total square feet of retail space
  (including service centers)                         12,866,929           12,841,277


Pretax charges relating to the
  Profit Enhancement/Expense Reduction Plan are included in :

        Costs of merchandise sales                 $         650        $       1,180
        Costs of service revenue                             198                  (51)
        Selling, general & administrative
          expenses                                            16                   10
                                                   --------------       --------------
                Total pretax charges                         864                1,139
                Income tax expense                          (320)                (410)
                                                   --------------       --------------
                Total charges, net of tax          $         544        $         729
                                                   ==============       ==============
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